UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 22, 2007

                                 FTS GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-24829                 84-1416864
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

        7610 West Hillsborough Ave., Tampa, FL                      33615
        (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (813) 868-3600

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On January 3, 2005, FTS Group, Inc. (the "Company") acquired See World Satellites, Inc., a Pennsylvania corporation. As part of the purchase price for See World, currently a wholly-owned subsidiary of the Company, the Company agreed to issue a promissory note in the amount of $3,500,000. On January 22, 2007, the Company assigned a $1,000,000 portion of this Note to four investors (the "Assignees"). The Company issued a Note to each Assignee with a combined principle amount of $1,000,000. The Notes bear interest at a rate of 20% which was paid in the form of an original issue discount to the Note. Payments are due to each Assignee in accordance with their pro rata share.

As consideration for the assignment, the Company agreed to issue 15,000,000 shares of common stock to be distributed pro rata among the Assignees of the Notes. The shares were issued in accordance with Rule 506 of Regulation D under the Securities Act of 1933 (as amended) in that:

- the sales were made to an accredited investor, as defined in Rule 501;

- the Company gave the Assignee the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which it possessed or could acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished;

- at a reasonable time prior to the sale of securities, the Company advised the Assignee of the limitations on resale in the manner contained in Rule 502(d)2;

- neither the Company nor any person acting on its behalf sold the securities by any form of general solicitation or general advertising; and

- the Company exercised reasonable care to assure that the Assignee is not an underwriter within the meaning of Section 2(a)(11) of the Securities Act of 1933 in compliance with Rule 502(d).

The description of the transaction contained herein is qualified in its entirety by reference to the four Promissory Notes dated January 22, 2007 and the Assignment and Amendment No. 1 to Note Agreement among the Company, Richard E. Miller and the Assignees dated January 22, 2007. Each of these documents is filed as an Exhibit to this report and each is incorporated herein.

This report may contain forward-looking statements that involve risks and uncertainties. The Company generally uses words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. The Company's actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in the Company's Form 10-KSB and other reports filed with the Securities and Exchange Commission. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and the Company's future results, levels of activity, performance or achievements may not meet these expectations. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in the Company's expectations, except as required by law.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER                            DESCRIPTION
--------------    --------------------------------------------------------------
10.1              Promissory Note between the Company and Alpha Capital Anstalt, dated January 22, 2007 (filed herewith).

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10.2              Promissory Note between the Company and Ellis International,
                  Ltd., dated January 22, 2007 (filed herewith).

10.3 Promissory Note between the Company and Platinum Long Term Growth V, dated January 22, 2007 (filed herewith).

10.4 Promissory Note between the Company and Whalehaven Capital Fund Limited, dated January 22, 2007 (filed herewith).

10.5 Assignment and Amendment No. 1 to Note Agreement dated January 22, 2007 among the Company, Richard E. Miller and Assignees (filed herewith).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      FTS Group, Inc.
                                          --------------------------------------
                                                       (Registrant)

Date    January 26, 2007
        -----------------------

                                                    /s/ Scott Gallagher
                                          --------------------------------------
                                                       (Signature)

                                              Name: Scott Gallagher
                                              Title: Chief Executive Officer